UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2025
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4165 East Thousand Oaks Blvd., Suite 100 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Contribution and Purchase Agreement
On October 9, 2025, Energy Vault, Inc. (“Energy Vault”), a wholly-owned subsidiary of Energy Vault Holdings, Inc. (the “Company”), entered into a contribution and purchase agreement (the “Contribution Agreement”) with OIC Structured Equity Fund I, L.P., OIC Structured Equity Fund I AUS, L.P., OIC Structured Equity Fund I GPFA, L.P., (collectively, “OIC”) and Asset Vault, LLC (“Asset Vault”), a wholly-owned subsidiary of Energy Vault, to establish a joint venture among the Company and OIC dedicated to developing, building, owning and operating energy storage assets globally. Pursuant to the Contribution Agreement, Asset Vault issued to OIC 300,000,000 preferred units in Asset Vault (the “Series A Preferred Units”) in exchange for an initial cash contribution of $35,000,000 (to occur no later than October 24, 2025) and a commitment to make further cash contributions upon the satisfaction of certain conditions, up to an aggregate of $300,000,000. Further pursuant to the Contribution Agreement, in exchange for 1,200,000,000 common units of Asset Vault, Energy Vault contributed to Asset Vault: 100% of the equity interests of Calistoga Resiliency Center Holdco, LLC; 100% of the equity interests of Cross Trails Energy Storage Project Holdco, LLC; 100% of the equity interests of Energy Vault Stoney Creek HoldCo Pty Ltd; Energy Vault Stoney Creek Holdings Unit Trust; and 100% of any right, title, and interest in a certain future battery energy storage system.
Energy Vault, Asset Vault and OIC have made customary representations and warranties, and have agreed to customary covenants in the Contribution Agreement. The Contribution Agreement also provides for indemnification rights with respect to, among other things, breaches of representations, warranties or covenants by the parties.
Furthermore, within 60 days of closing, the parties have agreed to discuss, in good faith, the entry into a management services agreement between certain subsidiaries of the Company on one hand and certain subsidiaries of Asset Vault on the other, with respect to the provisioning of back-office, financial reporting and other such similar services and right as may be agreeable.
Amended and Restated LLC Agreement
In connection with the entry into the Contribution Agreement, on October 9, 2025, the limited liability company agreement of Asset Vault was amended and restated (the “Operating Agreement”). The Operating Agreement sets forth, among other things, the economic and governance rights of the members of Asset Vault, including governance rights, economic preferences, privileges, restrictions and obligations of the members. Pursuant to the Operating Agreement, 300,000,000 Series A Preferred Units were authorized for issuance and 1,200,000,000 common units were authorized for issuance, each upon approval by the board of directors of Asset Vault. Upon the satisfaction of certain capital contributions and other conditions. The warrants described below may be exchanged for an increase in OIC’s deemed capital contribution amount with respect to the Series A Preferred Units.
The Series A Preferred Units are non-voting, and do not have any consent, approval or voting rights, except as set forth in the Operating Agreement. Asset Vault must obtain the consent of the Series A Preferred Unit holders prior to creating or issuing any equity securities, unless such securities rank junior to the Series A Preferred Units with respect to its rights to redemption, rights to distribution and rights upon liquidation of Asset Vault; redeem, purchase or otherwise acquire for consideration any equity securities ranking junior to the Series A Preferred Units with respect to its rights to redemption, rights to distribution and rights upon liquidation of Asset Vault; amend any portion of the Operating Agreement in a manner that is disproportionate and adverse to the rights or interests of the Series A Preferred Unit holders or the rights of any OIC member; initiate any mandatory redemption event or effect a sale transaction which does not result in the redemption in full, in cash, of the Series A Preferred Units. The Series A Preferred Units are subject to mandatory redemption upon the consummation of a sale of Asset Vault. The redemption price of each Series A Preferred Unit equals the greater of (1) the cumulative capital contributions in respect of such Series A Preferred Unit plus the amount of accrued preferred distributions on such Series A Preferred Unit (including any such accrued distributions previously compounded as a “payment-in-kind” accrual) and (2) the greater of (x) a 1.65x multiple on invested capital on the cumulative capital contributions in respect of such Series A Preferred Unit and (y) a 12% internal rate of return in respect of such Series A Preferred Unit.
Under the terms of the Operating Agreement, the initial board of Asset Vault shall consist of a maximum of four directors, which are to be designated by Energy Vault, including two general appointees of Energy Vault, the “Head of Asset Vault” as contemplated by the Contribution Agreement and one independent director. The initial directors are Messrs. Akshay Ladwa and Marco Terruzzin as the general appointees of Energy Vault.

The foregoing description of the Contribution Agreement and the Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each such agreement, which the Company expects to file as exhibits to a subsequent Current Report on Form 8-K or the Company’s next periodic report and incorporate herein by reference. The Contribution Agreement contains representations and warranties by each of the parties to the Contribution Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Contribution Agreement were made solely for the benefit of the parties to the Contribution Agreement; are subject to limitations agreed upon by the contracting parties; may have been made for the purposes of allocating contractual risk between the parties to the Contribution Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from what may be viewed as material to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Energy Vault, Asset Vault, the Buyer, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. It is not intended to provide any factual information about the Company, Energy Vault, Asset Vault, OIC, or their respective subsidiaries and affiliates.
Item 3.02 Unregistered Sales of Equity Securities.
Pursuant to the Contribution Agreement, in connection with OIC’s initial contribution of $35,000,000 with respect to its Series A Preferred Units, the Company issued to OIC an aggregate of 5,572,108 warrants to purchase common stock of the Company at an exercise price equal to the product of (a) 1.25 and (b) the volume weighted average price for the five trading days preceding the closing of the transaction. The Warrants are entitled to a cashless exercise, are subject to a three year holding period, and are exercisable until October 9, 2030.
In connection with future capital contributions to Asset Vault by OIC, the Company shall issue additional warrants to OIC at an exercise price equal to the product of (a) 1.25 and (b) the volume weighted average price for the five trading days preceding such capital contribution. For capital contributions in excess of $35,000,000 and up to $125,000,000 in the aggregate, the number of warrant shares issued would equal the following rounded down to the nearest whole share: (a) 14,308,377 shares of common stock multiplied by (b) the amount of such capital contribution divided by $90,000,000. For capital contributions in excess of $125,000,000 in the aggregate (up to $300,000,000), the number of warrant shares issued would equal the following rounded down to the nearest whole share: (a) 19,900,386 multiplied by (b) the amount of such capital contribution amount divided by $175,000,000.
The exercise price and the number of shares of Common Stock issuable upon exercise are subject to customary anti-dilution adjustments. So long as the Warrants are unexercised, the Warrants do not entitle the holder of any Warrant to any voting rights or any other shareholder rights. The issuance of the Warrants and the shares issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities law. The Company believes that the transaction is exempt from registration under Section 4(a)(2) of the Securities Act, and customary legends were affixed to the Warrants and will be affixed to any shares issued upon exercise of the Warrants.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 8.01 Other Events.
On October 9, 2025, the Company issued a press release announcing the closing of the Asset Vault transaction. A copy of the press release is filed as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press release, dated October 9, 2025
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

CAUTIONARY NOTES FORWARD-LOOKING STATEMENTS

This filing includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance, including the future revenue and profitability projections, the availability of future draws under the OIC preferred stock commitment to Asset Vault, the timeline to deploy Asset Vault capital, the structure of Asset Vault, and the cost per kilowatt hour achievable by Energy Vault. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements or meet conditions for future funding draws, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the uncertainty of our awards, bookings, backlog, timing of permits and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 1, 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this filing speaks only as of the date of this filing and is expressly qualified in its entirety by the cautionary statements included in this filing. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: October 14, 2025	By:	/s/ Michael Beer
Name: Michael Beer
Chief Financial Officer